UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 27, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813_ 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01.  	REGULATION FD DISCLOSURE.

On August 27, 2004, the Registrant issued a news release entitled "Checkers(R) Feeds
20,000 in Hurricane Relief Effort
Double drive-thru chain partners with
American Red Cross in southeast Florida", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  August 27, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 27, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186
		kfrancis@marcusa.com

Checkers(R) Feeds 20,000 in Hurricane Relief Effort
Double drive-thru chain partners with
American Red Cross in southeast Florida

TAMPA, FL - August 27, 2004 - Today,
Checkers Drive-In Restaurants, Inc. (NASDAQ:
CHKR), donated 20,000 buns, burgers and all the condiments to the American Red Cross'
Hurricane Charley relief effort to help feed residents of Port Charlotte and Punta Gorda,
Florida, who were impacted by the recent storm.

"We're a Tampa-based company with nearly 200
Checkers(R) locations throughout Florida, and we're committed to the communities and people that we serve," said Keith E. Sirois, President and CEO of Checkers Drive-In Restaurants, Inc.
"I commend the men and women of the Red Cross who are making it possible to distribute our food to those in need, and we hope this contribution makes a difference in the recovery efforts."

The burgers were distributed today at Henry's
Kitchen, a Red Cross mobile kitchen located at 2400 Rampart Boulevard in the King's Gate Adult
Resort in Port Charlotte; at the Red Cross Sprit of America kitchen located at Sacred Heart
Catholic Church on 521 Cross Street in Punta
Gorda; and at select mobile emergency response vehicles throughout the areas.

"Donations such as this by Checkers Drive-In
Restaurants, Inc. enable us to keep costs down as we bring disaster relief to those recovering from the damage caused by Hurricane Charley," said
Wayne Brennessel, director of the Hurricane Charley relief effort at the American Red Cross. "We greatly appreciate all of the donations made by corporate and individual donors."

About the American Red Cross

You can help the victims of Hurricane Charley and thousands of other disasters across the country each year by making a financial gift to the American Red Cross Disaster Relief Fund, which enables the Red Cross to provide shelter, food, counseling and other assistance to those in need.

Led by 1.2 million volunteers and 36,000 employees, the Red Cross annually mobilizes relief to families affected by more than 67,000 disasters, trains nearly
12 million people in lifesaving skills and exchanges more than a million emergency messages for U.S.
military service personnel and their families.

About Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange
Act of 1934, as amended and the Private Securities
Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.
Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.